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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of DealerTrack Holdings, Inc. (the "Company") on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Mark F. O'Neil, Chief Executive Officer of the Company, and Robert J. Cox, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2006


                 /s/ Mark F. O'Neil
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                  Mark F. O'Neil
             Chairman, President and
             Chief Executive Officer



               /s/ Robert J. Cox III
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                 Robert J. Cox III
              Senior Vice President,
        Chief Financial Officer and Treasurer





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